Barclay's 2014 CEO Energy-Power Conference

NEWFIELD

Lee K. Boothby Chairman, President and CEO September 2014 Exhibit 99.1

Executing Our Vision 1. Focus the asset base 2. Expand our inventory (liquids) 3. Execute our three-year plan 4. Grow oil / liquids production 5. Strengthen the balance sheet

Repositioned asset portfolio to
U.S. onshore, liquids-rich plays
Added liquids assets in SCOOP/STACK and
Uinta Central Basin
Focused people, capital on “plays of
the future”
Monetizing non-core assets

Multiple, stacked geologic pays
Liquids-focused portfolio, deep inventory
Common play attributes allow transfer of
technology, people and capital
Operational efficiencies unlocking
additional inventory
Drilling efficiencies in all focus areas
Completion optimizations enhance returns;
expand economic development windows

3. Execute Three-Year Plan

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NEWFIELD

Key objectives:
Production / reserve growth
Inventory expansion
Improve cost structure
Strengthen the balance sheet
Delivered 2013 plan (year 1)
On track with 2014e-16e plan
Double-digit production & cash flow growth

4. Grow Oil Production

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NEWFIELD

Shifted investments to liquids
Added assets in the Anadarko and Uinta
basins
Focused people, capital on “plays
of the future”
SCOOP/STACK, Central Basin
Accelerated liquids growth
Three-year cash flow CAGR: ~25%
2014 oil production to grow 30% YOY

7 Oil Drives Our Future Growth *Assumes guidance mid-points for 2014-16

Non-core asset sales funded
transition of the asset base
Sold ~$2.5 billion in non-strategic assets
Proceeds from Granite Wash sale to reduce
long-term debt
Maintained strong credit profile
throughout transition

Enhanced Credit Profile

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Total Debt / LTM EBITDA
3.0x
2.0x
1.0x
0.0x
YE12
YE13
2q14
2q14*

Debt Maturity Schedule ($MM) *
$2,000
$1,500
$1,000
$500
$0
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

NEWFIELD

*Pro-forma for Call on $600 MM Sr. Sub Notes Due 2018
Improved credit
metrics
Staggered debt
maturities
Increased cash flow
generation and
reducing long-term
debt
Credit Facility
$0 drawn @6/30/14
Bonds

2014 Goals
1. Anadarko Basin: 100% production growth
a) SCOOP area in active development
2. STACK: “Production delineate,” HBP
3. Central Basin: Assess and deliver SXL results
4. Williston Basin & Eagle Ford: Grow >35%
5. Post efficiency gains in drilling, completions
6. Exit International

DEWEY
BLAINE
KINGFISHER
LOGAN
CUSTER
CANADIAN
OKLAHOMA
CLEVELAND
GRADY
MCCLAIN
KIOWA
GARVIN
COMANCHE
STEPHENS
TILLMAN

NEWFIELD

STACK
165,000 net acres
SCOOP
85,000 net acres
Newfield acreage position
Meramec Play Woodford Play
Anadarko Basin
>250,000 Total Net Acres:
—
Added 25,000 net acres YTD
—
Multiple prospective horizons
—
SCOOP South in development
—
Assessing “SCOOP North”
— Newfield operated rig running
— Benefitting through “Operated By Others”
(OBO) activity
—
2014 program will production
delineate ~70% of STACK
(~50% currently)

Anadarko Basin—SCOOP
85,000 Net Acres:
—
North SCOOP ~42,000 net acres
— Six industry rigs running in N. SCOOP
— Active assessment underway
— Newfield operated rig running
—
South SCOOP ~43,000 net acres
“NEW” McElroy Wet Gas Pad (4 XL
wells)
– (17% oil in IP and 30-day)
— Avg. lateral length: 4,978’
— Avg. 24-hr IP per well: 1,811 BOEPD
— Avg. 30-day per well: 1,395 BOEPD
— “NEW” Boles Oil Pad (5 SXL wells)
— Avg. lateral length: ~7,754’
— Current pad rate: ~10,365 BOEPD (41% oil)
— Continuing to clean-up and achieve max rate

Anadarko Basin—STACK
*Includes 4 wells
>165,000 Total Net Acres:
—
~50% of acreage now “production
delineated”
—
RORs improving through lower
completed well costs
— “Best-in-Class” well: $~10 MM
—
Five “NEW”
STACK wells:
Walta, Annuschat, Bernard,
Slash C and Bohlman wells
— Avg. lateral length: ~10,000’
— Avg. 24-hr IP: 845 BOEPD (87% oil)
— Avg. 30-day rate*: 530 BOEPD (85% oil)

Well Type # Wells
Avg.
Gross IP
(24-Hours)
Avg.
Gross
30-Day Rate
Avg.
Gross
60-Day Rate
Avg.
Gross
90-Day Rate
SCOOP Wet Gas SXL (1) 15 2,106 BOEPD 1,669 BOEPD 1,689 BOEPD 1,626 BOEPD
SCOOP Wet Gas XL (2) 17 1,468 BOEPD 1,105 BOEPD 966 BOEPD 965 BOEPD
SCOOP Oil* (3) 15 1,435 BOEPD 1,068 BOEPD 1,071 BOEPD 1,056 BOEPD
STACK (4) 15 888 BOEPD 599 BOEPD 606 BOEPD 566 BOEPD
(1) All 15 wells have 90-day rates
(2) 60 and 90-day rates include 13 wells
(3) All 15 wells have 90-day rates
(4) 60-day rate includes 12 wells and 90-day rate includes 11 wells (data excludes 2 STACK wells drilled in single-well extension areas)
All rates reported as wellhead volumes
Anadarko Basin—'13–'14 Wells Driving Growth
Shallower decline rates and higher oil cuts in STACK providing attractive returns
*Excludes New Boles pad currently cleaning-up
69 operated wells
South SCOOP in “full field” development
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MBOEPD (avg. net)
~30% Compound Quarterly Growth Rate
14,500 BOEPD
39,000 BOEPD

NEWFIELD

15 Anadarko Basin—SCOOP & STACK Production 3,700 BOEPD 0 10 20 30 40 50 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14

Perank
Jorgensen
Aubrey 2
Close
Uteland Butte SXL Wells: Producing (6)
Wasatch SXL Wells: Producing (2)
SXL Horizontal Wells: Drilling/Completing (5)
Ranch
Existing Wells
Uinta Basin—Recent SXL Wells
UTAH
Altamont / Bluebell
Greater
Monument Butte Unit
(GMBU)
Natural Buttes
Green River
Central Basin
~10 Miles

Well Type # Wells
Avg.
Gross IP
(24-Hours)
Avg.
Gross
30-Day Rate
Avg.
Gross
60-Day Rate
Avg.
Gross
90-Day Rate
Recent Uteland Butte SXLs (1) 3 2,157 BOEPD 1,532 BOEPD 1,323 BOEPD 1,154 BOEPD
Wasatch SXLs (2) 2 2,068 BOEPD 1,428 BOEPD 1,479 BOEPD 1,583 BOEPD
Existing Uteland Butte SXLs 3 1,543 BOEPD 997 BOEPD 818 BOEPD 753 BOEPD
Central Basin Avg. SXL (3) (4) 8 1,905 BOEPD 1,273 BOEPD 1,151 BOEPD 1,025 BOEPD
(1) 30-day, 60-day and 90-day rates include 2 wells
(2) 90-day rates include 1 well
(3) 30-day rate includes 7 wells
(4) 60-day and 90-day rates include 6 wells
All rates reported as wellhead volumes
—
Five SXLs have average IP of >2,100 BOEPD gross
— Strong 30, 60 & 90-day rates
—
Current “Best-in-Class” Uteland Butte SXL wells: ~$11.2 MM (drill
& complete)
—
Production performance supporting projected type curves
Uinta Basin—Recent SXL Wells

$80
$90
$100
80%
60%
40%
20%
0%
$12
$11
$10

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NEWFIELD

Uteland Butte—Significant Resource Potential and
Returns
ROR%
D&C cost ($ MM)
“Days to depth” decreasing
Completed well costs per lateral foot improving
Recent wells outperforming type curve
Price deck*
*Flat pricing, assumes indicated oil price and $4/Mmbtu gas price

Drilling is a Core Competency

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NEWFIELD

Newfield is a proven operator:
Demonstrated execution in field
Moved multiple plays from HBP
mode to full-field development
Applying “lessons learned” across
the portfolio
Today’s developments benefitting from
common attributes across portfolio

Improved Drilling Performance Across Portfolio

Uinta – Uteland Butte SXL
50
25
0
2013
2014 YTD
Best-in-Class

Uinta - GMBU
10
5
0
2004
2014 YTD
Best-in-Class

Anadarko Basin
50
25
0
SCOOP
STACK
2012
2014 YTD
Best-in-Class

Williston SXL
50
25
0
2010
2014 YTD
Best-in-Class

NEWFIELD

20 *Days to depth, spud to rig-release

21 Pearl Topsides installed in August 2014! First oil: 4Q14 Working with potential bidders Goal: monetize the business China Update

To Do List 1. Deliver the three-year plan 2. Provide visibility, unlock potential (‘14-’16) 3. Continued efficiencies (always) 4. Monetize China business 5. Update three-year Plan (Feb. ‘15)

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The words “will”, “believe”, “intend”, “plan”, “expect” or other similar expressions are intended to identify forward-looking statements.  Other than historical facts included in this presentation, all information and statements, such as information regarding planned capital expenditures, estimated reserves, estimated production targets, drilling and development plans, the timing of production, planned capital expenditures, and other plans and objectives for future operations, are forward-
looking statements. Although as of the date of this presentation Newfield believes that these expectations are reasonable, this information is based upon assumptions and anticipated results that are subject to numerous uncertainties and risks. Actual results may vary significantly from those anticipated due to many factors, including drilling results, commodity prices, industry conditions, the prices of goods and services, the availability of drilling rigs and other support services, the availability of refining capacity for the crude oil Newfield produces in the Uinta Basin in Utah, the availability of capital resources, labor conditions, severe weather conditions, governmental regulations and other operating risks.  Please see Newfield’s 2013 Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the U.S.
Securities and Exchange Commission (SEC) for a discussion of other factors that may cause actual results to vary. Unpredictable or unknown factors not discussed herein or in Newfield’s SEC filings could also have material adverse effects on forward-looking statements.
Readers are cautioned not to place undo reliance on forward-looking statements, which speak only as of the date of this presentation.
Unless legally required, Newfield undertakes no obligation to publicly update or revise any forward-looking statements.
Cautionary Note to Investors – Effective January 1, 2010, the SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms.  Newfield may use terms in this presentation, such as “resources”, “net resources”, “net discovered resources”, “net risked resources”, “net lower-risked captured resources”, “net risked captured resources”, “gross resources”, “gross resource potential”, “gross unrisked resource potential”, “gross unrisked resources”, and similar terms that the SEC’s guidelines strictly prohibit in SEC filings.  Investors are urged to consider closely the oil and gas disclosures in
Newfield’s 2013 Annual Report on Form 10-K, available at
www.newfield.com,
www.sec.gov or by writing Newfield at 4 Waterway Square
Place, Suite 100, The Woodlands, Texas 77380 Attn: Investor Relations.
Forward Looking Statements and Related Matters

Lee K. Boothby Chairman, President and CEO September 2014